EXHIBIT 10.26

                                    AGREEMENT

Drafted and signed in Tel Aviv on the 6th day of the month of March 1998

                                     Between

Gazit Inc.
The address of which is:
Suite 414, Balboa Avenue, Panama City, Panama

Address for the purpose of the service of Court documents:
Law offices of Rafael - Rabinowitz - Mehulal and Co.

(hereinafter: "Gazit")                               ON THE ONE HAND;

                                       And

Danbar Resources and Development Ltd.
Mashabim Holdings (Magen 1993) Ltd.
The address of which is: 1 Kramanitsky Street, Tel Aviv
(jointly and separately, hereinafter to be called by the name of the "Danbar Group")

And Dan Overseas Ltd.
The address of which is care of:
Havelet Trust Company (International) Ltd.
Havelet House P.O. Box 237 South Esplanade,
St. Peter Port, Guernsey, GY13PE

(hereinafter: "Dan")
The address for the purpose of the service of the Court documents of the Danbar group and Dan is:
c/o Attorney Y. Segev and Co., 4 Visotsky Street, Tel Aviv

                               ON THE OTHER HAND;

Whereas Gazit and the Danbar group directly and indirectly hold securities of Globe Reit Investments Inc. (hereinafter: "Globe Reit") and Gazit, indirectly, and Dan hold securities of Equity One Inc. (hereinafter: "EQ1");


And whereas  The Danbar group and Dan wish to sell and/or to exchange their holdings in these companies, and Gazit agrees to purchase and/or to exchange the holdings of the Danbar group and Dan in these companies, all as outlined in this agreement;

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And whereas  The parties have reached an agreement, as outlined below;

         THEREFORE, IT HAS BEEN AGREED AND STIPULATED BETWEEN THE PARTIES AS
         FOLLOWS:

1.       PREFACE, APPENDICES AND HEADINGS

1.1 The preface to this agreement constitutes a main and integral section of this agreement;

1.2      The appendices to this agreement constitute an integral part thereof;

1.3 The headings of the sections in this agreement were provided for the sake of convenience, only, and shall not be given any interpretative significance.

2.       TERMS AND DEFINITIONS

In this contract and in its appendices, the following terms shall have the meaning that is written alongside them:

"Options"                           293,430 C series options in EQ1, which is
                                    owned by Dan.

"Globe Reit shares"                 3,707,135 shares of Globe Reit, which is
                                    owned by the Danbar group.

"Issue to the public"               Issue to the public of shares of EQ1, under
                                    terms which are mainly similar to the
                                    document dated December 31, 1997, with its attachments, which is attached to the agreement as Appendix A.

"The shares of Dan in EQ1"          All of the EQ1 shares that are owned by Dan,
                                    as well as the shares that will result from the realization of the options, to the extent that they are realized prior to the time of the issue to the public.

"The underwriting and
distribution commissions"           Commissions that the underwriters shall
                                    collect for the sale of the shares of Dan in EQ1, within the framework of the issue to the public "underwriting discount", as long as their rate does not exceed the underwriting and distribution commissions that EQ1 shall pay within the framework of the issue to the public.

"Date of the execution
of the issue to the public"         The date when EQ1 Is to receive the
                                    consideration from the issue to the public.

"The additional shares"             2,707,135 shares out of the Globe Reit
                                    shares.


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"The rate of exchange"              The  exchange  of every  4.47  shares  of
                                    Globe  Reit for all of the  following items:
                                    1 share of EQ1 and 0.16 C series options of EQ1, as well as $0.90 and 5.45 New Israeli Shekels.

"Act of the distribution
of the EQ1 shares"                  The act of the distribution of EQI shares to
                                    the shareholders of Globe Reit, whether by means of a split or by any other means.

"The determining date"              The later date between the two following
                                    dates:

                                    1)       7 months subsequent to the date of
                                             the execution of the issue.

                                    2)       30 days subsequent to the end of
                                             the period of the blockage of the
                                            shares of the founders of EQ1, as
                                            long as the determining date shall
                                            be no longer than 12 months after
                                            the date of the execution of the
                                            issue.

"The date of notification"          The date when Gazit announces the option
                                    that it has chosen, out of the alternatives that are listed in Section 5.2, below.

"Pricing"                           The procedure of determining the price of
                                    the EQ1 shares in the issue to the public and the signature of the underwriting agreement, within the framework of the issue to the public.

"Spin off"                          The split of assets from EQ1 assets, in the
                                    manner which is described in Appendix A to this agreement.

"Terminating condition"             As per its meaning in the Contracts Act
                                    (General Section) 5733 - 1973.

3.       DECLARATIONS AND OBLIGATIONS OF THE DANBAR GROUP AND DAN

         The Danbar group and Dan hereby declare and undertake as follows:

         3.1 That Dan is the registered owner and the possessor of all of the rights to 1,369,602 shares and to 293,430 options of EQ1.

         3.2 That the Danbar group is the owner and the possessor of all of the rights to 3,707,135 shares of Globe Reit.

         3.3 That these shares and options are free of any debt, pledge, lien or third party rights, whatsoever, and that they will remain in this condition pending their sale and/or transfer, as stated in this agreement.

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         3.4      That there is no legal or other reason to prohibit their
                  engagement in this agreement.

         3.5 That they agree that EQ1 will perform the issue to the public, under terms which are mainly similar to those which are outlined in the document that is dated December 31, 1997, with its attachments, which is attached to the agreement as "APPENDIX A". All of this is subject to the existence of the terms of Sections 4 and 5, below, and subject to the fact that, in any case, the price for which the shares of EQ1 are issued to the public, subsequent to the execution of the Spin-off move, shall be no less than $12 (twelve U.S. dollars) per share.

         3.6 That, subject to the execution of the issue to the public, as stated in Section 3.5, above, the Danbar group hereby undertakes to sell the Globe Reit shares to Gazit or to a party on its behalf, pursuant to the terms which are outlined in Section 5, below.

4. THE SALE OF THE DAN SHARES TO EQ1 WITHIN THE FRAMEWORK OF THE ISSUE TO THE PUBLIC

         4.1 The parties shall act to the best of their ability, in order to cause a situation whereby EQ1 shall execute the issue to the public, and that within the framework of the issue to the public, all of the Dan shares in EQ1 shall be sold, including shares that shall result from the realization of the Series C option warrants that are in the possession of Dan, which Dan wishes to realize and sell within the framework of the issue, for the price of the issue of the shares to the public, minus the underwriting and distribution commissions. Dan undertakes to give Gazit notification of up to and no later than nine days from the date of the signature of this agreement, with regard to the quantity of the options which Dan will be realizing and seeking to sell within the framework of the issue to the public.

         4.2 If, within the framework of the issue to the public, it will not be possible to sell the shares of Dan in EQ1, in full or in part, the following provisions shall apply:

                  4.2.1 Gazit shall provide written notification, immediately upon finding out, if it is interested in purchasing the balance of the shares of Dan in EQ1.

                  4.2.2 Should Gazit give notification that it is not interested in purchasing the balance of the shares of Dan in EQ1, this shall be considered a terminating condition, and the provisions of Section 11.4, below, shall apply.

                  4.2.3 Should Gazit give notification that it is interested in purchasing, either itself or through any party on its behalf, all of the balance of the shares of Dan in EQ1 for the price of the issue to the public, minus the underwriting and the distribution commissions, the issue to the public shall be executed, and Gazit shall purchase all the entire balance of the shares of Dan in EQ1, at the issue price, minus the underwriting and the distribution commissions.

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                           Should Gazit purchase the balance of the shares of
                           Dan in EQ1, as stated above, Gazit shall pay the full consideration to Dan, within sixty days of the date of the execution of the issue. The payment shall be made against the transfer of the balance of the shares of Dan to EQ1 into the name of Gazit or into the name of any party which Gazit shall instruct.


5.       THE SALE OF GLOBE REIT SHARES

Once the issue to the public has been executed, the Danbar group hereby undertakes to sell to Gazit, and Gazit undertakes to purchase, either on its own or by means of any party on its behalf, the shares of Globe Reit, in the condition which is described in Section 3.3, above, as follows:

         5.1 The Danbar group shall sell and Gazit shall purchase 1,000,000 (one million) of the shares of Globe Reit, at a price of 12 (twelve) New Israeli Shekels for each share, totaling 12,000,000 (twelve million) New Israeli Shekels. Gazit shall pay the consideration delineated above within seven days from the date of the execution of the issue, against the transfer of shares into the ownership of Gazit or into the ownership of such party as Gazit shall instruct.

         5.2 2,707,135 of the additional shares of Globe Reit that are held by the Danbar Group shall be sold to Gazit or to any party on its behalf, and Gazit or any party on its behalf shall purchase, all pursuant to one of the following alternatives or a combination of the two alternatives, all pursuant to the selection of Gazit, as long as Gazit or anyone on its behalf purchases all of the additional shares:

                  5.2.1 Gazit shall purchase the additional shares or part thereof, according to the price of 12.5 New Israeli Shekel per share. This amount shall bear annual dollar interest at a rate of three percent per year, from the date of the execution of the issue to the public, until seven months have passed from the date of the execution of the issue to the public or until the date of the execution of the actual payment, whichever of the dates fall earlier.

                           Or

                  5.2.2 Gazit shall see to it that against the receipt of every 4.47 shares of Globe Reit shares, out of the additional shares or part thereof, one share of EQ1 and 0.16 C Series options of EQ1 shall be transferred to the Danbar group. These shall be clear of any debt, pledge, lien or third party rights, whatsoever. In addition, $0.90 and 5.45 New Israeli Shekels shall be paid to the Danbar group. Should the approval of the Bank of Israel be necessary, and this is not received pending the determining date or pending the date of the execution of the provisions of subsection
                           5.2.2 herein, whichever of the dates falls earlier, the shares and the options that are due to the Danbar group pursuant to the rate of exchange shall be

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                           deposited with a trustee, the identity of whom shall
                           be determined by the Danbar group. The balance of the consideration which is due to the Danbar group pursuant to the rate of exchange shall be paid to Danbar, in accordance with the provisions of this agreement. The deposit of the shares and the options, as stated, and the execution of the payment of the balance of the consideration, pursuant to the rate of exchange, shall be executed against the transfer of the additional shares which are due Gazit, pursuant to the provisions of this section, into the name or into the possession of Gazit or into the name or into the possession of such party that Gazit shall instruct, with these in the condition which is described in Section 3.3, above.

                           The shares of EQ1 and the shares that shall be the product of the realization of the options which are outlined in this section, which are to be transferred to Danbar, shall be negotiable and available for sale, without any limitation, this is at the end of twelve months from the date of the execution of the issue to the public. Should the Danbar group request to receive the shares when they are negotiable and available for sale, as stated, prior to the end of twelve months from the date of the execution of the issue to the public, then it will have to bear the differences in the expenses that shall ensue, due to the expedition of the date, as stated, all pursuant to the approval of the attorneys of EQ1, who shall perform this procedure.

                           Should bonus shares or any other benefits be distributed, with the exception of a cash dividend, for Globe Reit shares and/or EQ1, pending the date of the execution of the actual exchange, an adjustment to the rate of the exchange shall be made, accordingly.

                           In spite of what is stated, above, if the exchange pursuant to subsection 5.2.2, herein, is executed after more than six months have passed from the date of the execution of the issue to the public, then the rate of exchange shall be adjusted, as follows: all of the amounts of the dividends that are to be distributed for EQ1 shares that are to be transferred to the Danbar group, pursuant to the provision of subsection 5.2.2., herein, for the period from the end of six months from the date of the execution of the issue to the public and until the date of the execution of the actual exchange (hereinafter: "the determining period") shall be added to the rate of exchange. In the event that the dividends are distributed for a period which does not overlap the determining period (hereinafter: "the entire period"), then the amounts of the dividends that are due pursuant to what is stated above, shall be computed as the relative portion of the dividends that were distributed for the entire period, for the total months that are included in the entire period. In order to eliminate any doubts, if on the date of the execution of the actual exchange, the amounts of the dividends for the determining period, in full or in part, this shall not prevent or postpone the execution of exchange, pursuant to what is stated above, and on the date of the execution of the actual exchange, Gazit shall pay the amounts that were actually distributed prior to the execution of the exchange and shall complete, to the extent that this shall be necessary, all of the amounts of the dividends, should they exist, which shall be actually distributed by EQ1, subsequent to the execution of the actual exchange, for the remainder of the determining period.

                           If, pending the date of the execution of the actual exchange, Globe Reit causes the distribution of EQ1 shares to its shareholders in the form of a split or by any other means, then the rate of exchange shall be adjusted, in consideration of the execution of the act of the distribution of EQ1 shares, as stated, in a manner in which, ultimately, the Danbar group shall receive, whether directly from Gazit and/or any party on its behalf, or by means of the act of the distribution of EQ1 shares, one share of EQ1 and 0.16 options of EQ1, plus $0.90 and 5.45 New Israeli Shekels, for each 4.47 shares of Globe Reit, out of the additional shares, or part thereof.

         5.3 Gazit shall inform the Danbar group in writing, within six months from the date of the execution of the issue, which of the above alternatives it has selected, or whether it has chosen to combine the two alternatives, and how many shares it wishes to purchase, pursuant to the alternative in Section 5.2.1, above (hereinafter: "the date of notification").

         5.4 Gazit hereby undertakes to pay the consideration for the additional shares that shall be purchased pursuant to the alternative in Section 5.2.2, above, up until and no later than the determining date. The payment of the consideration shall be made against the transfer of the additional shares into the ownership of Gazit or whatever party that Gazit shall instruct, with the shares in the condition which is described in Section 3.3., above.

         5.5 Gazit hereby undertakes to pay the consideration for the additional shares that shall be purchased pursuant to the alternative in Section 5.2.1, above, within seven months from the date of the execution of the issue to the public, or by the date which is mentioned later in subsection 5.5, herein, all against the transfer of the additional shares, with the shares in the condition which is described in Section 3.3, above, into the ownership of Gazit or the ownership of whatever party that Gazit shall instruct.

                  In spite of what is stated above, should Gazit decide with regard to the additional shares, in full or in part, to select that alternative that is listed in Section 5.2.1., above, it shall be entitled to postpone the date of the execution of the payment for those shares out of the additional shares that it wishes to purchase, pursuant to the provisions of Section 5.2.1, above, for a period of up to and including six additional months from the end of seven months from the date of the execution of the issue to the public, as long as it has given notification of this in writing to the Danbar group on the date of notification. Should Gazit give notification, as stated, the price of the additional shares shall bear dollar interest at a rate of nine percent per year, from the end of seven months from the date of the execution of the issue, until the date of actual full payment.

         5.6 Within fourteen days from the date of the signature of the agreement, the Danbar group shall deposit the Globe Reit shares with Attorney Dr. Yosef Segev and/or Yuri Nehoshtan (hereinafter: "Segev") as a trustee for the parties, with irrevocable instructions to take action in their regard, as stated in the document of instructions that is attached to this agreement as an integral part thereof, and which is MARKED "B". Shortly subsequent to the deposit of the shares, as stated, with the irrevocable instructions, Segev shall confirm to Gazit that the Globe Reit shares have been deposited in its trust, with the irrevocable instructions that constitute Appendix B, and that it will take action in accordance with these irrevocable instructions. It shall attach to this confirmation a signed copy of the document of irrevocable instructions.

                  Shortly prior to the date of the execution of the "pricing", Gazit shall deposit with Attorney Amnon Evron and/or Dorit Raviv Barson (hereinafter: "Evron - Raviv - Barson") as a trustee for the parties, the full consideration that is required by the provisions of Section 5.1, above, as well as guarantees to secure the consideration that is outlined in
                  Section 5.2, above, with an irrevocable instruction to handle these funds pursuant to the document of instructions that is attached to this agreement as an integral part thereof, and which is MARKED "C". Shortly following the deposit of the consideration and the guarantees that are mentioned above, with the irrevocable instructions, Evron - Raviv - Barson shall confirm to the Danbar group that the consideration and the guarantees have been deposited with them in trust, with the irrevocable instructions that constitute Appendix C, and that they will take action in accordance with these irrevocable instructions. A signed copy of the document of irrevocable instructions shall be attached to this confirmation. Notification, as stated, shall be delivered prior to the commencement of the pricing procedure, and the pricing procedure shall not begin, prior to the delivery of notification, as stated.

                  It is explicitly agreed that the deposit of guarantees that are valued at one million dollars constitutes a sufficient guarantee, pursuant to the provision of this section, with regard to Section 5.2, above, and that the deposit of stock certificates that pertain to 100,000 shares of EQ1 or the deposit of bonds (Series D) of Gazit Inc., with a nominal value of one million and one hundred thousand dollars constitute, each one separately, guarantees worth at least one million dollars.

                  The deposit of the shares, the consideration and the guarantees shall be for the duration of time of up to the full execution of Sections 5.1 or 5.2, above, all as shall be relevant, or pending the termination of the agreement, pursuant to the provisions of Section 11, below, or until the date when Gazit shall give notification in writing to Segev and Evron - Raviv -Barson that, within the framework of the pricing procedure, it was not possible to arrive at an issue to the public of the EQ1 shares at a price of at least twelve dollars per share and/or that it was not possible to sell all of the EQ1 shares within the framework of the issue to the public, and that it is not interested in purchasing the balance of the shares of Dan in EQ1, whichever of the three falls earliest.

         5.7 The Danbar group hereby instructs Gazit to pay and to transfer to Segev the consideration to which it is due for the Globe Reit shares, pursuant to the alternative in Section 5.2.1, and to transfer to Segev the consideration, the shares and the option warrants of EQ1, pursuant to the alternative in Section 5.2.2, above, pursuant to the document of irrevocable instructions that constitute Appendix B.

                  Gazit hereby instructs the Danbar group to transfer to Evron - Raviv - Barson the Globe Reit shares that are due to Gazit pursuant to the provision of Section 5.2.1 and/or 5.2.2, above, pursuant to the document of irrevocable instructions that constitute Appendix C.

6.       SPIN OFF

         Prior to the issue to the public, Spin off shall be performed, and the following provisions shall apply:

         6.1 Should there be an issue to the public, Dan undertakes to sell all of the shares of Dan in the new corporation that shall be established within the framework of the execution of the spin off move, and the Danbar group undertakes to cause them to be sold, and Gazit undertakes to purchase or to cause them to be purchased. Such shares shall amount to 1,369,602 shares, which shall be clear of any debt, pledge, lien or third party rights, whatsoever, in exchange for a payment of $0.90 per shares. The payment shall be executed against the transfer of the above mentioned shares into the name of Gazit or any party on its behalf, within fourteen days from the end of the date of the execution of the issue to the public.

         6.2 Dan undertakes and the Danbar group undertakes to see to it that, proximate to the date of the execution of the issue to the pubic, bills for the transfer of the shares and the stock certificates that are mentioned in this section (hereinafter:
                  "the documents") shall be deposited with Attorney Martin Novack of the New York law firm named Lynch, Rowin, Novack, Burnbaum & Crystal, as a trustee for the parties, with irrevocable instructions to handle them pursuant to the document of instructions that is attached to this agreement as an integral part thereof, and which is MARKED "D". On the same date, Gazit shall deposit the full consideration which is due in accordance with this section with Attorney Alan Marcus, as a trustee for the parties, with irrevocable instructions to handle the funds in accordance with the document of instructions that is attached to this agreement as an integral part thereof, and which is MARKED "E".

                  The deposit of the shares and the consideration, pursuant to this section, shall be done by the time of the full execution of what is stated in this section, or by the time of the termination of this contract, pursuant to the provisions of
                  Section 11 or 4.2.2, above, or by the date that Gazit shall provide written notification of to Segev and Evron - Raviv - Barson, that within the framework of the pricing agreement, it was not possible to arrive at an issue to the public of the shares of EQ1 of at least twelve dollars per share, according to the earlier among the dates. Should what is stated in
                  Section 6, herein, not be fully executed, and any of the events mentioned above take place, in addition, the documents shall be returned to Dan and the money, including interest, shall be returned to Gazit.

7.       RESIGNATION FROM THE BOARD OF DIRECTORS; TERMINATION OF ENGAGEMENTS

         7.1 Immediately upon completion of the pricing procedure, the Board of Directors that was appointed by the Danbar group, from the Board of Directors of Globe Reit and from the Board of Directors of EQ1, shall resign. In addition, all of the persons serving in any position on behalf of the Danbar group shall resign from all of their other positions in these companies.

                  At the time of the signature of this agreement, Messrs. Eli Makabi and David Volkan shall sign the documents of resignation from the Board of Directors of EQ1, and Messrs. Volkan, Eli Makabi and Esther Makabi shall sign the documents of resignation from the Board of Directors of Globe Reit. These documents shall be deposited in trust with Segev, with irrevocable instructions to transfer them to Gazit, immediately subsequent to the execution of the pricing procedure, all pursuant to the text of the document of irrevocable instructions that is attached to this agreement as an integral part thereof, and which is MARKED "B". Segev shall provide Gazit with confirmation in writing with regard to the deposit of the documents, as stated, with the irrevocable instructions, and shall confirm that it will act in accordance with the irrevocable instructions.

         7.2 In spite of what is stated above, the members of the Board of Directors who were appointed on behalf of the Danbar group in Globe Reit and EQ1 may resign and appoint new member/s of the Board of Directors, in the place of those members of the Board of Directors who are resigning. All of this shall be subject to the deposit with Segev of documents of resignation, as well, with irrevocable instructions, as stated above, by the members of the Board of Directors who shall be appointed, as stated. This shall be done at the same time as their appointment as members of the Board of Directors. The parties shall take all of the requisite steps for the purpose of the appointment of these director/s.

         7.3 All of the agreements that have been signed between Globe Reit or EQ1 and the members of the Board of Directors or the persons holding positions on behalf of the Danbar group and Dan, including the consulting agreements that have been signed with Messrs. Makabi and Volkan, shall be terminated on the date of the resignation of these members of the Board of Directors from the Board of Directors of EQ1, as stated, without this granting any of the parties to these agreements any right of claim. Globe Reit or EQ1, as shall be relevant, shall pay only those payments that are due pursuant to these agreements for a period of up to the date of the termination of the agreements, as stated. In order to eliminate doubt, any commitment for indemnification that was made by Globe Reit or EQ1 or any company in their control, to the extent that such commitments were made, to any party on behalf of the Danbar group and Dan or members of the Board of Directors or persons holding positions who were appointed on their behalf (including David Volkan, Eli Makabi and Esther Makabi, to the extent that they were given a commitment for indemnification), shall remain in effect and shall not be canceled, in spite of what is stated in this section.

                  The provisions of this section shall be considered an obligation to the benefit of a third party, in other words, to the benefit of Globe Reit and EQ1, and this is subject to the execution of the issue to the public.

8.       INTEREST AND LINKAGE DIFFERENTIALS

         8.1 The amounts that are mentioned in this agreement in dollars shall be computed in accordance with the representative rate of exchange of the US. Dollar on the date of the execution of payment, while the amounts that are stated in New Israeli Shekels shall be linked to the representative rate of the U.S. dollar, while the basic rate is the rate that was known on February 18, 1998 - in other words: 1 U.S. dollar - 3.602 New Israeli Shekels.

         8.2 Any amount that a party must pay the other, pursuant to the provisions of this agreement, which is not paid on time and in full, shall bear interest for arrears at the rate of twelve percent per year, in addition to the above rate differentials. For the purpose of this section, payment on time also means payment on a date that has been postponed, pursuant to the provisions of this agreement.

                  Nothing that is stated in this subsection shall detract from any other right or remedy that is available to the party that is upholding the agreement against the party that is violating it.

9.       EXECUTION OF THE ISSUE TO THE PUBLIC

         The parties hereby undertake as follows:

         9.1 To act to the best of their ability in order to cause a situation in which the issue to the public of EQ1, within the framework of which the shares of Dan in EQ1 will be sold, shall be executed as soon as possible and, for this purpose, to do whatever is necessary and without detracting from the generality of what is stated above, to make all of the necessary decisions in any forum, to sign all of the documents and to deposit all of the requisite documents, and to perform all of the actions that are necessary for the purpose of the execution of what is stated, above.

         9.2 Without detracting from the generality of what is stated above, it is hereby agreed between the parties as follows:

                  9.2.1 The parties hereby agree that a change to the bylaws of EQ1, which are attached to this agreement as APPENDIX E, shall be confirmed shortly following the signature of this agreement, by the Board of Directors and within the framework of the general meeting of EQ1.

                  9.2.2 To make all of the decisions that are necessary for the purpose of the change of the bylaws of EQ1, pursuant to the text of the resolutions that are outlined in the document that is dated December 31, 1997, which is attached to this agreement as APPENDIX A, and the change of the memorandum of EQ1 which is required by the change in the bylaws, and any additional resolutions, as they may be necessary from time to time, for the purpose of the execution of the issue to the public and the sale of the shares of Dan within the framework of the issue to the public, in an optimal manner, all within any forum, whatsoever, including within the framework of a general meeting. Such resolutions shall be made shortly subsequent to the signature of this agreement, however they shall go into effect upon the execution of the pricing.

                  9.2.3 To make any additional decisions as shall be required on a periodic basis, for the purpose of the execution of the issue to the public and the sale of Dan shares, within the framework of the issue to the public and the execution of this agreement, including the signature of any additional documents that shall be necessary, such as lock-up agreements, underwriting agreements, questionnaires, signature of the prospectus of EQ1, etc..

                  9.2.4 Without detracting from what is stated in this agreement, the Danbar group and Dan undertake to act in accordance with the guidelines of the chief underwriter of the issue to the public and of the attorneys for the issue to the public, with regard to the sale of their shares, within the framework of the issue to the public, to produce any document, including stock certificates, which refer to all of the shares of Dan in EQ1 and the bills of transfer of shares with regard to these shares, and to take any action that shall be necessary, including the signature of all of the documents that shall be necessary, including custody agreements, by whatever party that the underwriter shall instruct, underwriting agreements, bills for the transfer of shares, questionnaires, etc., and to take any additional actions that shall be necessary, on the date that shall be required by the underwriter for the issue, for the purpose of realizing the option warrants that are in the possession of Dan, including payment for the price of the realization, on the date that shall be determined by the underwriter for the issue, and under the condition that this shall not take place prior to the completion of the pricing process.

                  9.2.5 Any document that Dan and/or the Danbar group shall be asked to do [Translator's note: as written] or to sign shall be produced to it, to the extent that this is possible, five business days prior to the date when the signature or the action is required.

                           Gazit, Dan and the Danbar group undertake to do whatever they are asked to do, so that no delays will be caused to the execution of the issue to the public or to any other move that is related to this issue.

                           For this purpose, Dan and the Danbar group further undertake that they will give approval to the underwriter, to whatever extent this shall be required, on the date of the execution of the pricing, with regard to their consent to the price of the issue to the public, as shall be agreed upon by EQ1, under the condition that this shall be no less than twelve dollars per share.

10.      CANCELLATION OF PRIOR AGREEMENTS, MUTUAL WAIVER

         10.1 It is hereby agreed that the agreements dated November 28, 1993 and the shareholders agreement dated May 21, 1996, which were signed between the parties, shall be rendered void. In addition, with regard to the investment contract, dated May 21, 1996, the Danbar group and Dan waive all of their rights pursuant to this agreement vis-a-vis Globe Reit, EQ1 and Gazit, and Gazit takes upon itself all of the obligations of the Danbar group and Dan vis-a-vis Globe Reit and EQ1, pursuant to this agreement. This is subject to the execution of the issue to the public and the deposit of the guarantees, pursuant to this agreement.

                  The provisions of this section shall be considered to be an obligation to the benefit of a third party.

                  This section shall go into effect on the date of the execution of the issue to the public and the deposit of the consideration and the guarantees, pursuant to this agreement.

         10.2 The parties undertake to see to it that within three days from the date when this agreement goes into effect, all of the legal proceedings that have been instituted by them against the parties to this agreement or any one of them shall be terminated, and that the legal proceedings that have been instituted against Haim Katzman, EQ1, Gazit Holding, Eli Makabi and David Volkan shall be terminated, as well, without any order with regard to costs.

         10.3 Subject to the execution of the issue to the public and all of the other provisions to this agreement, in full, the parties declare to one another that they do not and shall not have any claims, demands or complaints of any type or sort toward one another, or toward any of the members of the Board of Directors or persons holding positions or consultants and/or service providers of any of the above mentioned entities. In addition, all of the elements that are listed above have or shall have any claim and/or demand and/or complaint vis-a-vis Globe Reit and/or EQ1, all as is relevant, their shareholders or their officers or their consultants and/or service providers, subject to the fact that Globe Reit and/or EQ1, as relevant, also does not and shall not have any claims or demands or complaints toward the Danbar group, Dan, their officers and their shareholders.

                  Messrs. Haim Katzman, Dori Segel, Eli Makabi and David Volkan, by their signatures in the margins of this agreement, hereby declare that what is stated in this section applies and refers to them, as well, and is, in addition, subject to the execution of the issue to the public and all of the other provisions of this agreement, in their entirety. They, as well, do not have and shall not have any mutual claims or demands or complaints of any type or sort whatsoever, vis-a-vis each other or vis-a-vis the other elements that are mentioned in this section, above, as long as, to the extent that this refers to Globe Reit and/or EQ1, as is relevant, what is stated above is subject to the fact that Globe Reit and/or EQ1, as is relevant, does not have any claims or demands or complaints against them.

                  The provisions of this section constitute an obligation to the benefit of a third party, if and when the issue to the public is executed.

11.      TERMINATING CONDITION

         11.1 If the issue to the public of the EQ1 shares is not executed by August 15, 1998, this shall be considered a terminating condition, and the provisions of Section 11.4, below, shall apply.

         11.2 If, subsequent to the signature of this agreement, written notification is given by the chief underwriter of the issue of EQ1 (the lead manager), that the range of prices of the issue of the shares of EQ1 shall be lower than what is stated in APPENDIX A of this agreement (hereinafter: "the notification of the underwriter"), this shall be a terminating condition, and the provisions of Section 11.4, below, shall apply.

                  The side to this agreement that received the notification of the chief underwriter, as stated, undertakes to produce it to the other side, immediately subsequent to its receipt.

         11.3 In spite of what is stated above, it is explicitly agreed that, should written notification be given by Gazit to the Danbar group and to Dan (with copies to Segev and Evron - Raviv -Barson), that it is not interested in purchasing the balance of the shares of Dan in EQ1, all as stated in Section 4.2, above, this shall be considered a terminating condition, and the provisions of Section 11.4 shall apply.

         The termination of this agreement, pursuant to the provisions of
         Section 11.1, Section 11.2 and Section 11.3, shall not grant any of the parties any remedy, whatsoever.

         11.4 In any event in which this agreement is terminated, for any reason whatsoever, then on the date of termination the obligations of the parties, pursuant to this agreement, shall become null and void, and the parties shall return to the state in which they were prior to the signature of this agreement, and all of the actions and decisions shall be canceled (including, inter alia, the changes in bylaws of EQ1) and all of the actions of any type or sort whatsoever, with the exception of acts of ongoing management, during the regular course of business, both in EQ1 and Globe Reit and all of their subsidiaries, and the rights and claims of the parties of any type or sort whatsoever, shall remain as they were prior to the signature of this agreement.

                  What is stated above does not refer to payments that were made or that must be made for the issue to the public to service providers that constitute third parties.

                  To eliminate doubt, in this case, none of the provisions of
                  Section 10.3, above, shall apply, and all of the members of the Board of Directors and the officers, as they were prior to the signature of this agreement shall return to the positions that they held prior to the signature of the agreement.

12.      THE PERIOD UP TO THE ISSUE TO THE PUBLIC

         It is explicitly declared that the parties shall act to the best of their ability, so that by a date that is proximate to the issue to the public, EQ1 shall continue in the policy of the distribution of the dividends, as it existed prior to the signature of this agreement; in other words, at a rate of 25 cents per share for each complete quarter. The parties shall act to the best of their ability to cause a situation whereby EQ1 shall distribute a dividend prior to the issue to the public, with regard to the period that preceded the date of the issue to the public, even if this does not refer to a complete quarter.

13.      PURCHASE OF SHARES FROM SHAREHOLDERS

         13.1 Gazit hereby undertakes to purchase or to cause the purchase of all of the holdings of Messrs. Eli Makabi, David Volkan, Menachem Weinberg and Michael Blumenthal (hereinafter: "the shareholders") in Globe Reit; in other words, 712,027 shares, in a state in which they are clear of any lien, pledge, debt, or third party right, whatsoever, all subject to the execution of the issue to the public and execution of all of the other obligations of the Danbar group and Dan, pursuant to this agreement.

         13.2     Gazit hereby undertakes to pay the shareholders the sum of
                  10.5 (ten and a half) New Israeli Shekels for each share. The payment shall be made at the same time as the execution of the payment, pursuant to Section 5.1, above, against the transfer of the shares into the name of or to Gazit, or to the order of Gazit.

         The transaction of the sale of the shares of the shareholders shall be subject to the receipt of the approval of the general meeting of Danbar Resources and Development Ltd. , up to the end of 45 days from the date of the signature of this agreement. The Danbar group shall notify Gazit in writing, within seven days from the date when the resolution of the general meeting is passed, as stated, if the said sales transaction is approved. If the said approval is not received, as stated, for the execution of the sale of the shares that is outlined in this section, by the date that is mentioned, above, the provisions of this section shall become null and void, but this shall not prejudice the validity of all of the other sections of this agreement, and the shareholders and the parties to the agreement shall not have any complaint or claim toward each other in this regard. The shareholders shall confirm, by their signatures, their consent to everything that is stated in this section.

         The provisions of Section 5.6, above, with regard to the deposit of the shares and the deposit of the consideration for them, shall also apply to this section, all as outlined in the documents of irrevocable instructions that constitute APPENDIX G and APPENDIX H, which are attached to this agreement as an integral part thereof, subject to the fact that the deposit of the shares shall be executed within seven days after the passing of the resolution of the general meeting of Danbar Resources, as stated below.

14. Each party shall be responsible for the taxes which apply to it, should they apply, as well as for its attorney's fees.

15. It is agreed that the competent Courts in Tel Aviv and in New York, only, shall have the exclusive, concurrent jurisdiction to hear any matter that is related to this agreement, its interpretation and its execution, while the law of the state of the forum, in other words, Israeli law or the law of New York, all as is relevant, shall apply to this agreement.

         The parties undertake not to oppose the place of jurisdiction that the plaintiff selects, as long as it is Tel Aviv or New York.

16. The validity of this agreement is contingent upon the receipt of the approval of the Board of Directors of Gazit, the Board of Directors of Danbar and the Board of Directors of Dan to this agreement, up to and no later than seven days from the date of the signature of this agreement.

17. The addresses of the parties shall be as noted in the heading to this agreement.

18. All notifications pursuant to this agreement, which are intended for Gazit, shall be delivered to Evron - Raviv - Barson, and all of the notifications that are intended for the Danbar group and Dan shall be delivered to Segev.

       AND IN WITNESS WHEREOF, THE PARTIES HAVE AFFIXED THEIR SIGNATURES:


_____________________
Danbar Resources and Development Ltd.

_____________________
Dan Overseas Ltd.

_____________________
Mashabim Holdings (Magen 1993) Ltd.

/s/ GAZIT INC.
---------------------
Gazit Inc.

We, the undersigned, Eli Makabi and David Volkan, agree to the provisions of Sections 7, 10.3 and 13, above, and I, the undersigned, Esther Makabi, agree to the provisions of Section 7, above.

_____________________
Eli Makabi

_____________________
David Volkan

_____________________
Esther Makabi

We, the undersigned, Haim Katzman and Dori Segel, agree to the provision of
Section 10.3, above.

/S/ HAIM KATZMAN
---------------------
Haim Katzman

_____________________
Dori Segal

We, the undersigned, Menachem Weinberg and Michael Blumenthal, agree to the provisions of Section 13, above.

_____________________
Menachem Weinberg

_____________________
Michael Blumenthal